UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2013

FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15181	04-3363001
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3030 Orchard Parkway

San Jose, CA 95134

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (408) 822-2000

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On October 17, 2013, we announced consolidated financial results for the quarter ended September 29, 2013. The press release announcing the results is included as Exhibit 99.1 to this report. Additional information about non-GAAP financial measures included in the press release is included in Exhibit 99.2. Each exhibit is incorporated herein by reference.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fairchild Semiconductor International, Inc.

Date: October 17, 2013	/s/ Mark S. Frey
Mark S. Frey
Executive Vice President, Chief Financial Officer and Treasurer
(Principal Accounting Officer and Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 17, 2013 announcing financial results for the quarter ended September 29, 2013.

99.2	Additional information about non-GAAP financial measures included in the press release.